OPERATING LEASES	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
Operating Leases - Lessor	Operating Leases - Lessor
First Financial provides financing for various types of equipment through a operating leasing arrangements. Operating leases are carried at cost less accumulated depreciation in the Consolidated Balance Sheets. Operating leases were $153.2 million and $91.7 million at December 31, 2023 and December 31, 2022, respectively, net of accumulated depreciation of $62.1 million and $35.0 million at December 31, 2023 and December 31, 2022, respectively. The Company recorded lease income of $39.8 million and $24.5 million related to lease payments for operating leases in leasing business income in the Consolidated Statements of Income for the years ended December 31, 2023 and 2022, respectively. Depreciation expense related to operating lease equipment was $32.5 million and $20.4 million for the years ended December 31, 2023 and 2022, respectively.

First Financial performs assessments of the recoverability of long-lived assets when events or changes in circumstances indicate that their carrying values may not be recoverable. First Financial recognized no impairment losses associated with operating lease assets for the twelve months ended December 31, 2023 or 2022. Recognized impairment losses, if any, would be recorded in Leasing business income in the Consolidated Statements of Income.

The future lease payments receivable from operating leases as of December 31, 2023 are as follows:

(Dollars in thousands)	Undiscounted cash flows
2024	$44,105
2025	35,091
2026	24,871
2027	12,718
2028	5,682
Thereafter	2,863
Total operating lease payments	$125,330